Exhibit (j)

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectuses of Calvert International Responsible Index ETF, Calvert US Large-Cap Core Responsible Index ETF, Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF, Calvert US Mid-Cap Core Responsible Index ETF, Calvert US Select Equity ETF and Calvert Ultra-Short Investment Grade ETF and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, each dated January 28, 2024, and each included in this Post-Effective Amendment No. 14 to the Registration Statement (Form N-1A, No. 333-266913) of Morgan Stanley ETF Trust (the “Registration Statement”).

We also consent to the incorporation by reference of our reports dated November 27, 2023, with respect to the financial statements and financial highlights of Calvert International Responsible Index ETF, Calvert US Large-Cap Core Responsible Index ETF, Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF, Calvert US Mid-Cap Core Responsible Index ETF, Calvert US Select Equity ETF and Calvert Ultra-Short Investment Grade ETF (six of the funds constituting Morgan Stanley ETF Trust) included in the Annual Reports to Shareholders (Form N-CSR) for the year ended September 30, 2023, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

January 26, 2024

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the caption “Independent Registered Public Accounting Firm” in the Statements of Additional Information of Eaton Vance Ultra-Short Income ETF, Eaton Vance High Yield ETF, Eaton Vance Intermediate Municipal Income ETF, Parametric Equity Premium Income ETF and Parametric Hedged Equity ETF each dated January 28, 2024, and each included in this Post-Effective Amendment No. 14 to the Registration Statement (Form N-1A, No. 333-266913) of Morgan Stanley ETF Trust (the “Registration Statement”).

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

January 26, 2024